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CHINA REGION OPPORTUNITY FUND                           [Graphics:  USGI Logo]
                                                    a U.S. Global Investors Fund

ASIA - EX JAPAN

About the Portfolio Manager
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Portfolio  manager Bin Shi,  C.F.A.,  (Chartered  Financial  Analyst),  has been managing the China Region Opportunity Fund since January 1996. A native of Shanghai and fluent in Chinese, Bin has worked in international banking in China at the Bank of Communications in Shanghai and has a number of contacts in the Chinese business community. An honors graduate in international finance and trade from the prestigious Fudan University in Shanghai, Mr. Shi was a Ph.D. student at Tulane University in New Orleans, Louisiana, where he received his M.B.A.

Investment Profile
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As the most  populated  country on earth awakens to the calls of  capitalism,  a dynamic new economic energy emerges from the East. The China Region Opportunity Fund offers a rare opportunity to take part in the growth of this region. It invests in the stocks of companies of The People's Republic of China and neighboring countries. The Fund's objective is to achieve growth of capital.


SECTORS %
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Conglomerates                      9.40%

Holdings                           8.54%

Real Estate Development            6.61%

Household Appliances               6.46%

Manufacturing                      3.95%

Taxicabs                           3.15%

Groceries                          3.09%

Electric Services                  3.06%

Motor Vehicles                     2.89%

Plastics                           2.76%



FUND PROFILE

For Portfolio
Management
Commentary
call our portfolio
direct hotline at
1-800-873-8637
option 6

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EQUITY PORTFOLIO HIGHLIGHTS                 (QUARTER ENDED JUNE 30, 1998)
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Total Returns
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Year To Date                            -29.48%

1 Year (annualized)                     -52.05%

Since Inception (annualized)            -17.26%

Total Assets:                           $18.164 million

Expense Ratio: as of Dec. 31, 1997        2.49%

CUSIP:                                   911473828

Ticker Symbol:                           USCOX

Inception Date:                          2/17/94


Top Ten Holdings
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HSBC Holding                             8.85%

Guangdong Kelon Elec. Hldg.              4.67%

Varitronix                               3.38%

Shanghai Dazhong B                       3.26%

Qingling Motors                          2.99%

Hutchison Whampoa                        2.69%

China Intl. Marine Container "B"         2.50%

Li & Fung                                2.29%

NG Fung Hong Limited                     2.24%

Citic Pacific Ltd.                       2.17%


Must be accompanied or preceded by a prospectus. Past performance is no guarantee of future results. Please read the prospectus carefully before investing. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Call 1-800-US-FUNDS to receive additional in-formation. The Fund's portfolio will change. There can be no guarantee that the Fund will continue to hold these securities in the future.